SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 8, 1999



                           Digital Data Networks, Inc.
             (Exact name of registrant as specified in its charter)


------------------------------- ------------------------- ======================

           Washington                     0-27704              91-1426372
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
         incorporation)                                    Identification No.)
------------------------------- ------------------------- ======================



            3102 Maple Street, Suite 230, Dallas, Texas        75201
             (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (214) 969-7200


                                       N/A
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On February 8, 1999, Digital Data Networks, Inc. ("Digital Data") entered into a Settlement Agreement and Mutual Release (the "Release") with Internet Sports Network, Inc. ("ISN"), terminating the agreement and plan of merger dated October 7, 1998 between the parties.
         Pursuant to the Release, on or before March 10, 1999, ISN will repay Digital Data the $250,000 invested with ISN as a condition of the merger agreement, plus interest. Digital Data will, however, be permitted to retain approximately 25% of the shares acquired in the private placement. ISN will also pay to Digital Data, on or before February 15, 1999, an amount to compensate Digital Data for its costs and expenses incurred with respect to the merger. Providing the above amounts are paid in a timely manner, the merger agreement will be terminated and the parties will release each other from all liability in connection therewith.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              99.1Press release, dated February 10, 1999.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         DIGITAL DATA NETWORKS, INC.


                                         By: /s/ Donald B. Scott
                                             -----------------------------------
                                             Donald B. Scott
                                             Chairman of the Board and President


Date: February 16, 1999



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                                INDEX TO EXHIBITS


Exhibit No.                Description

99.1                       Press release, dated February 10, 1999.





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================================================================================

================================================================================
                                                                    Exhibit 99.1

                              N E W S R E L E A S E

              DIGITAL DATA NETWORKS ANNOUNCES TERMINATION OF MERGER
                     AGREEMENT WITH INTERNET SPORTS NETWORK


DALLAS, TEXAS - February 10, 1999

Digital Data Networks, Inc. ("Digital Data") (OTC: DIDA/DIDAW) announced that, on February 8, 1999, it entered into a Settlement Agreement and Mutual Release with Internet Sports Network, Inc. ("ISN"), terminating the agreement and plan of merger dated October 7, 1998 between the parties.

Pursuant to the settlement and release agreement, on or before March 10, 1999, ISN will repay Digital Data the $250,000 invested with ISN as a condition of the merger agreement, plus interest. Digital Data will, however, be permitted to retain approximately 25% of the shares acquired in the private placement. ISN will also pay to Digital Data, on or before February 15, 1999, an amount to compensate Digital Data for its costs and expenses incurred with respect to the merger. Providing the above amounts are paid in a timely manner, the merger agreement will be terminated and the parties will release each other from all liability in connection therewith.

Digital Data's board of directors continues to pursue other merger possibilities.

Digital Data operates a transit advertising company through its Transit Network Division in Dallas, Texas, utilizing a wireless electronic information system to broadcast entertainment and advertising messages to bus and rail passengers. The Transit Network Division is currently installing the Company's information system on 150 new Dallas Area Rapid Transit ("DART") buses. DART has ordered an additional 300 state-of-the-art buses, and the Company will install its information system on these buses as they are added to DART's fleet.





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